UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

AmerInst Insurance Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-28249	98-0207447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Citadel Management Bermuda Limited

25 Church Street, Continental Building

P.O. Box HM 1601, Hamilton, Bermuda HMGX

(Address of Principal Executive Office) (Zip Code)

(441) 295-6015

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

AMERINST INSURANCE GROUP, LTD.

FORM 8-K

CURRENT REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual general meeting (the “Annual Meeting”) of Amerinst Insurance Group Ltd. (the “Registrant”) was held on June 1, 2017. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. There were no solicitations in opposition to management’s solicitations. The following summarizes all matters voted on by the Registrant’s shareholders at the Annual Meeting:

1.	To consider and act upon the nomination of each of Irvin F. Diamond, Jeffry I. Gillman and David R. Klunk for election as a director with a three-year term; and

2.	To ratify the appointment of Deloitte & Touche Ltd. as the Registrant’s independent auditors for fiscal year ending December 31, 2017.

The following is a summary of the voting results for each matter presented to the Registrant’s shareholders at the Annual Meeting:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Irvin F. Diamond	516,007	7,913	-
Jeffry I. Gillman	517,197	6,723	-
David R. Thompson	518,440	5,480	-

Ratification of the Appointment of Deloitte & Touche Ltd.

Votes For	Votes Against	Votes Abstained
513,792	6,682	3,446

Item 7.01	Regulation FD

On June 5, 2017, the Registrant published a letter to its shareholders, which letter is anticipated to be mailed on or before June 15, 2017 (the “Letter to Shareholders”), announcing a dividend of $0.50 per share, payable to the Registrant’s shareholders of record on May 31, 2017. A copy of the Letter to Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Letter to Shareholders has also been posted on the Registrant’s website, www.amerinst.bm, and can be accessed by clicking on the “Investor Info” tab and then clicking on the “Chairman’s Letters to Shareholders” hyperlink.

The information contained in Item 7.01 of this Current Report on Form 8-K and the Letter to Shareholders, attached hereto as Exhibits 99.1, are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD of the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter to Shareholders, dated June 15, 2017, announcing dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERINST INSURANCE GROUP, LTD.

By:	/s/ Irvin F. Diamond
Irvin F. Diamond
Chairman of the Board

Date: June 5, 2017